Exhibit 99.1

Concurrent Announces Review of Strategic Alternatives and Adopts Tax Asset Preservation Plan Targeted to Protect Substantial U.S. Federal Net Operating Loss Carryforwards

ATLANTA – March 1, 2016 – Concurrent (CCUR), a global provider of high-performance Linux® and storage solutions, today announced that the Company is exploring strategic alternatives to maximize shareholder value. The Board of Directors has created a special committee of directors and the Company has engaged Needham & Company, LLC to advise it on the process.

“Concurrent is well positioned in the industry and continues to win new business in our target markets,” said Derek Elder, president and chief executive officer of Concurrent. “This review of strategic alternatives is consistent with our plan to simplify our operating model, sharpen our focus and accelerate our growth plan.  We remain committed to providing customers with the best solutions, service and support regardless of the outcome of the process.”

There is no defined timeline for this strategic review and there can be no assurance that the Company’s review of strategic alternatives will result in any transaction.

Concurrent also announced that its Board of Directors has adopted a tax asset preservation plan designed to protect shareholder value by preserving the value of Concurrent’s substantial tax assets. As of December 31, 2015, Concurrent had U.S. federal net operating loss carryforwards of approximately $89.9 million and additional tax attributes, including state net operating loss carryforwards.

Concurrent’s ability to use these tax attributes may be significantly limited if there were an “ownership change” as defined under Section 382 of the Internal Revenue Code which would significantly impair the value of these benefits to all shareholders. Similar to tax asset preservation plans adopted by other public companies, Concurrent’s tax asset protection plan is designed to reduce the likelihood that Concurrent will experience an ownership change by discouraging any person from becoming a 5-percent shareholder. In addition, Concurrent intends to recommend an amendment to its certificate of incorporation at this year’s annual meeting of stockholders that would establish ownership limitations designed to preserve the value of Concurrent’s net operating loss carryforwards in a manner similar to the tax asset preservation plan.

“Additionally, our net operating loss carryforwards represent a substantial asset of our company and the Board believes that the preservation of these assets to offset future tax liabilities that may occur as a result of our strategic alternatives review is in the best interest of stockholders,” said Derek Elder. “Taking the steps announced today is a prudent step specifically tailored to protect our tax attributes until stockholders have the chance to decide at this year’s annual meeting whether or not they would like to adopt structural reforms to preserve the value of these assets going forward.”

The tax asset preservation plan will automatically terminate five business days following the reporting of voting results at the annual meeting, including any adjournment or postponement, regardless whether stockholders approve the amendment to be proposed to Concurrent's certificate of incorporation.

Additional information regarding the tax asset preservation plan will be contained in a Current Report on Form 8-K and in a Registration Statement on Form 8-A that Concurrent will file with the Securities and Exchange Commission.

About Concurrent

Concurrent (NASDAQ: CCUR) is a global software and solutions company that develops advanced applications on a core foundation of high performance Linux® and storage technologies. We serve industries and customers that demand uncompromising performance, reliability and flexibility to gain a competitive edge, drive meaningful growth and confidently deliver best-in-class solutions that enrich the lives of millions of people around the world every day.

Concurrent's Linux and storage solutions include software, hardware, and services designed for mission-critical applications that require the highest degree of performance and reliability. Our storage products are deployed by customers in a variety of markets to support massively large storage capacities and provide instantaneous access to data. Our Linux solutions and performance optimization tools enable software applications to run at peak performance, with ultra-low latency, on commercial hardware platforms.

Concurrent's content delivery solutions consist of software, hardware and services for intelligently processing, storing, distributing and streaming digital content to consumers on a wide variety of viewing devices, over two-way interactive communication networks. These products and services are deployed by video and Internet service providers, broadcasters, and content owners to support consumer-facing video services including live broadcast services, video-on-demand and time-shifted streaming applications such as cloud-based digital video recording.

Our real-time solutions consist of simulation and testing software combined with computer platforms and services. These products are sold to automotive, aerospace, defense, energy and manufacturing companies seeking high-performance, real-time computing solutions for their simulation, data acquisition and process control applications.

Offices are located in North America, Europe and Asia. Visit http://www.concurrent.com for further information and follow us on Twitter: http://www.twitter.com/Concurrent_CCUR.

Certain statements made or incorporated by reference in this release may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments, including, but not limited to, Concurrent’s exploration of strategic alternatives, whether those strategic alternatives could maximize shareholder value and Concurrent’s intent to propose an amendment to its certificate of incorporation for consideration at its next annual meeting, are forward-looking statements within the meaning of these laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected.

Some of these risks and uncertainties include, without limitation: changes in the value, character or nature of Concurrent’s net operating loss carryforwards; the potential consolidation of the markets that we serve, U.S. government sequestration; European austerity measures; delays or cancellations of customer orders; non-renewal of maintenance and support service agreements with customers; changes in product demand; economic conditions; various inventory risks due to changes in market conditions; margins of video solutions business to capture new business; fluctuations and timing of large video solutions orders; doing business in the People's Republic of China; uncertainties relating to the development and ownership of intellectual property; uncertainties relating to our ability and the ability of other companies to enforce their intellectual property rights; the pricing and availability of equipment, materials and inventories; the concentration of our customers; failure to effectively manage change; delays in testing and introductions of new products; the impact of reductions in force on our operations; rapid technology changes; system errors or failures; reliance on a limited number of suppliers and failure of components provide by those suppliers; uncertainties associated with international business activities, including foreign regulations, trade controls, taxes, and currency fluctuations; the impact of competition on the pricing of video solutions products; failure to effectively service the installed base; the entry of new well-capitalized competitors into our markets; the success of new video solutions; the success of our relationships with technology and channel partners; capital spending patterns by a limited customer base; the current challenging macroeconomic environment; continuing unevenness of the global economic recovery; privacy concerns over data collection; our ability to utilize net operating losses to offset cash taxes in the event of an ownership change as defined by the Internal Revenue Service; earthquakes, tsunamis, floods and other natural disasters in areas in which our customers and suppliers operate; and the availability of debt or equity financing to support our liquidity needs.

Other important risk factors are discussed in Concurrent's Form 10-K filed August 26, 2015 with the Securities and Exchange Commission ("SEC"), and in subsequent filings of periodic reports with the SEC. The risk factors discussed in the Form 10-K and subsequently filed periodic reports under the heading "Risk Factors" are specifically incorporated by reference in this press release. Forward-looking statements are based on current expectations and speak only as of the date of such statements. Concurrent undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise.

Concurrent Computer Corporation and its logo are registered trademarks of Concurrent. All Concurrent product names are trademarks or registered trademarks of Concurrent while all other product names are trademarks or registered trademarks of their respective owners.

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